SECURITIES  AND  EXCHANGE  COMMISSION
                              WASHINGTON,  DC    20549

                                     FORM  8-K

                            Current  Report  Pursuant  to
                           Section  13  or  15(d)  of  the
                         Securities  Exchange  Act  of  1934



Date  of  Report  (Date  or  earliest  event  reported)       January 20, 1997
                                                           -------------------


                         PETROMINERALS  CORPORATION
                     ------------------------------------
         (Exact  Name  of  Registrant  as  Specified  in  its  Charter)


                                     Delaware
                       ----------------------------------
             (State  or  Other  Jurisdiction  of  Incorporation)


      1-6336                                             95-2573652
      ------                                             ----------
(Commission  File  Number)               (I.R.S. Employer Identification No.)


                915  Westminster  Avenue,  Alhambra,  California    91803
-----------------------------------------------------------------------------
                   (Address  of  Principal  Executive  Offices)


                                    (818)  284-8842
      ----------------------------------------------------------------
          (Registrant's  Telephone  Number,  Including  Area  Code)



  (Former  Name  or  Former  Address,  if  Changed  since  Last  Report)

ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT
                  ------------------------------------

          N/A


ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS
                   ----------------------------------------

          N/A


ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP
                  ----------------------------

          N/A


ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
                  -------------------------------------------------

          N/A


ITEM  5.          OTHER  EVENTS
                  -------------

On January 20, 1997, Registrant completed drilling a producing well on its Mabel Strawn lease in Hasley Canyon, Los Angeles County, California, on behalf of Petrominerals 96-1, a California limited partnership ("Petro 96-1"). Registrant is the general partner of Petro 96-1, which was formed on December 3, 1996, and holds a one percent (1%) partnership interest. Registrant entered into a joint venture agreement with Petro 96-1 to drill the well on a designated drill site in a known producing area at Registrant's Mabel Strawn oil lease. Under the terms of the joint venture agreement, Registrant assigned the drill site to the joint venture, and Registrant and Petro 96-1 will share the revenues produced and the expenses incurred before and after Payout. Payout occurs when Petro 96-1 has recouped the monies it contributed to the joint venture. Proceeds from the working interest will be paid 90% to Petro 96-1 and 10% to Registrant until Payout, and thereafter 30% to Petro 96-1 and 70% to Registrant. Registrant estimates that Payout will occur 24 months after completion of the well. Under the joint venture, Registrant furnished the drill site and casing required for the well, and leased to the joint venture the rods, tubing and downhole and surface pumps and all other tangible equipment necessary to produce the well. Petro 96-1 contributed the sum of $280,000 for the intangible costs of drilling the well.

ITEM  5.          OTHER  EVENTS  (Continued)
                  -------------

Three directors of Registrant are limited partners in Petro 96-1. The respective percentage interest of the partners in Petro 96-1 are as follows:

                                                   Capital
                                    % Interest   Contribution
                                    -----------  -------------

  General Partner:
    Petrominerals Corporation             1.00%  $       2,800

  Limited Partners:
    Paul L. Howard (director)            23.21%  $      65,000
    Morris L. Hodges (director)**        17.86%  $      50,000
    David G. Davidson (director)         17.86%  $      50,000
    Unrelated parties                    40.07%  $     112,200


  **Morris  L. Hodges' investment was made through Kaymore Petroleum Products,
     Inc.,  a  corporation  controlled  by  Mr.  Hodges.

Registrant's remaining director, Everett L. Hodges, is not a limited partner in Petro 96-1 and has no beneficial interest in Petro 96-1.


ITEM  6.          RESIGNATION  OF  REGISTRANT'S  DIRECTORS
                  ----------------------------------------

          N/A


ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS
                  ------------------------------------

          (a)          Financial  Statements

               N/A

          (b)          Exhibits

               N/A


ITEM  8.          CHANGES  IN  REGISTRANT'S  FISCAL  YEAR
                  ---------------------------------------

          N/A

                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf.


                                   PETROMINERALS  CORPORATION



Date: January 20, 1997                   By:
                                         Paul  L.  Howard,  President  and
                                          Chief  Financial  Officer